SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under Rule 14a-12.

Kankakee Bancorp, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Filed by Kankakee Bancorp, Inc.

pursuant to Rule 14a-12 of the Securities Exchange Act of 1934, as amended,

and pursuant to Rule 425 under the Securities Act of 1933, as amended

Subject Company: Kankakee Bancorp, Inc.

Commission File No. 1-13676

Kankakee Bancorp, Inc., a Delaware corporation, has mailed the following letter to its stockholders:

KFS Bank

September 2, 2003

Dear Stockholder:

By now, you should have received your proxy statement and proxy card for the Kankakee Bancorp, Inc. Special Meeting. The 2003 Special Meeting is scheduled to be held on September 15th and according to our records, your shares have not yet been voted. Your vote is essential given the importance of the proposals and the 80% vote requirement on proposal number four.

Your shares cannot be voted unless you give your specific instructions and sign, date and return your proxy card.

Kankakee’s Board of Directors recommends that stockholders vote “FOR” all of the proposals.

Your vote is extremely important. Please vote today. The quickest and fastest way to have your vote counted is to vote using the telephone or internet. The instructions for electronic voting are attached to your proxy card which is enclosed. You may also vote by signing and mailing the enclosed proxy card in the return envelope provided.

If you have any questions or if you need assistance voting, please call Morrow & Co., Inc., our proxy solicitor, at 1-800-607-0088.

Thank you for taking the time to vote your shares.

Sincerely yours,

Kankakee Bancorp, Inc.

* * *

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

This proxy may be revoked at any time before it is voted by: (i) filing with the Secretary of Kankakee Bancorp at or before the Meeting a written notice of revocation bearing a later date than this proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of Kankakee Bancorp at or before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of this proxy). If this proxy is properly revoked as described above, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

REVOCABLE PROXY

Kankakee Bancorp, Inc.

Special Meeting of Stockholders

The undersigned hereby appoints Michael A. Griffith, Brenda Baird and Wesley E. Walker of Kankakee Bancorp, Inc, (“Kankakee Bancorp”) to act as attorney and proxy for the undersigned to vote all shares of common stock of Kankakee Bancorp that the undersigned is entitled to vote at Kankakee Bancorp’s Special Meeting of Stockholders (the “Meeting”), to be held on September 15, 2003, at the offices of Barack Ferrazzano Kirschbaum Perlman & Nagelberg LLC, 333 W. Wacker Drive, Suite 2700, Chicago, Illinois 60606, at 10:00 a.m., local time, and any and all adjourments and postponements thereof as follows:

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR APPROVAL OF THE MERGER AGREEMENT AND THE TRANSACTIONS IT CONTEMPLATES, FOR ADOPTION OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION CHANGING KANKAKEE BANCORP’S NAME TO CENTRUE FINANCIAL CORPORATION, FOR ADOPTION OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION INCREASING THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 3.5 MILLION TO 5.5 MILLION AND FOR ADOPTION OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION CHANGING THE MANNER IN WHICH THE CERTIFICATE OF INCORPORATION MAY BE AMENDED. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

é FOLD AND DETACH HERE é

YOUR VOTE IS IMPORTANT!

You can vote in one of three ways:

1.	Call toll-free 1-800-730-9034 on a Touch-Tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

or

2.	Vote by Internet at our Internet Address: http://proxyvoting.com/KNK

or

3.	Mark, sign and date your proxy card and return it promptely in the enclosed envelope.

PLEASE VOTE

Please mark your vote as indicated in this example	☒

The Board of Directors recommends a vote “FOR” approval of the Merger Agreement and the transactions it contemplates.			The Board of Directors recommends a vote “FOR” adoption of this amendment to the Certificate of Incorporation.

FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN

1. The approval of the Agreement and Plan of Merger, dated as of May 27, 2003 (the “Merger Agreement”), between Kankakee Bancorp, Inc. and Aviston Financial Corporation and the transactions it contemplates.

☐	☐	☐	2. The adoption of an amendment to the Certificate of Incorporation of Kankakee Bancorp, Inc., changing its name to Centrue Financial Corporation.	☐	☐	☐
			3. The adoption of an amendment to the Certificate of Incorporation of Kankakee Bancorp, Inc., increasing the number of authorized shares of common stock from 3.5 million to 5.5 million.	☐	☐	☐

			4. The adoption of an amendment to the Certificate of Incorporation of Kankakee Bancorp, Inc., changing the manner in which the Certificate of Incorporation may be amended.	☐	☐	☐

			5. The approval to adjourn the Meeting in the event that an insufficient number of shares is present in person or by proxy to approve any of the proposals to permit further solicitation.	☐	☐	☐

The undersigned acknowledges receipt from Kankakee Bancorp, prior to the execution of this proxy, of Notice of the Special Meeting and a Proxy Statement-Prospectus.

Date:

Signature:

Signature:

Title(s):

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE

é    FOLD AND DETACH HERE AND READ THE REVERSE SIDE    é

VOTE BY TELEPHONE OR INTERNET

QUICK***EASY***IMMEDIATE

Your telephone or internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY PHONE: You will be asked to enter a CONTROL NUMBER which is located in the lower right hand corner of this form.

OPTION A: To vote as the Board of Directors recommends on ALL proposals: Press 1.

OPTION B: If you choose to vote on each proposal separately, press 0. You will hear these instructions:

Item 1: to vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0. The instructions are the same for all remaining items to be voted.

When asked, please confirm your vote by pressing 1.

VOTE BY INTERNET: THE WEB ADDRESS IS www.proxyvoting.com/KNK

IF YOU VOTE BY PHONE OR INTERNET — DO NOT MAIL THE PROXY CARD

THANK YOU FOR VOTING.

Call**Toll Free**On a Touch-Tone Telephone 1-800-730-9034 – ANYTIME There is NO CHARGE to you for this call.

CONTROL NUMBER for Telephone/Internet Voting

Kankakee Bancorp, Inc. filed a proxy statement-prospectus and other relevant documents concerning the special meeting with the SEC on July 30, 2003, and has mailed the proxy statement to its stockholders of record as of July 28, 2003 commencing on August 4, 2003. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT-PROSPECTUS AND OTHER RELEVANT DOCUMENTS BECAUSE THEY CONTAIN IMPORTANT INFORMATION. You may obtain the documents free of charge at the web site maintained by the SEC at www.sec.gov. In addition, you may obtain the documents filed with the SEC by Kankakee Bancorp, Inc. free of charge by requesting them in writing from Kankakee Bancorp, Inc., 310 South Schuyler Avenue, Kankakee, Illinois 60902, Attention Lynn O’Brien, Secretary, or by telephone at (817) 937-4440.

Kankakee Bancorp, Inc., and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the stockholders of Kankakee Bancorp, Inc. in connection with the special meeting. Information about the directors and officers of Kankakee Bancorp, Inc. and their ownership of Kankakee Bancorp, Inc. common stock is set forth in the proxy statement for Kankakee Bancorp, Inc.’s 2003 annual meeting of stockholders.